UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 2005


                               NUTRITION 21, INC.
             (Exact name of registrant as specified in its charter)

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
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                New York                                0-14983                         11-2653613
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
    (State or Other Jurisdiction of             (Commission file Number)         (IRS Employer Identification
             Incorporation)                                                                  No.)
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  4 Manhattanville Road, Purchase, New York                         10577
   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (914) 701-4500


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2005 Nutrition 21, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                Nutrition 21, Inc.
                                                (Registrant)


Date:  February 10, 2005                        By: /s/ Gail Montgomery
                                                    -------------------
                                                    Gail Montgomery
                                                    President & CEO

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                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

   99.1            Press release, dated February 10, 2005, issued by Nutrition
                   21, Inc.